UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 29, 2013

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

On July 29, 2013, Plains GP Holdings, L.P., a newly formed Delaware limited partnership that will indirectly own a portion of the incentive distribution rights and the general partner interest in Plains All American Pipeline, L.P. (“PAA”), filed a registration statement on Form S-1 with the Securities and Exchange Commission (“SEC”).

The new entity will elect to be treated as a corporation for federal income tax purposes and will offer an amount of Class A shares to be determined.  The existing owners of PAA’s general partner are evaluating the extent to which they will contribute a portion of their respective interests in PAA’s general partner to the new entity through the initial public offering.  A final determination regarding the size of the offering will be made at a later date.  The anticipated schedule for the offering tentatively contemplates marketing and closing during the fourth quarter of this year.

Barclays Capital Inc. will act as book running manager of the offering. The offering of Class A shares will be made only by means of a prospectus. A copy of the preliminary prospectus relating to this offering may be obtained, when available, from:

Barclays Capital Inc.
c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, New York 11717
barclaysprospectus@broadridge.com
Toll-Free: (888) 603-5847

A registration statement on Form S-1 relating to these securities has been filed with the SEC and is available on the SEC’s website but has not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statment becomes effective.

Neither this Current Report on Form 8-K nor the information contained herein shall constitute an offer to sell or the solicitation of an offer to buy any securities. Any offer, solicitations of offers to buy, or any sales of securities will only be made in accordance with the registration requirements of the Securities Act of 1933 or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: July 29, 2013	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
Name: Richard McGee
Title: Executive Vice President